EXHIBIT 99.2

                                IPWIRELESS, INC.
             UNAUDITED INTERIM CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2007
                                 (IN THOUSANDS)

                       ASSETS
Current assets:
 Cash and cash equivalents                                            $   2,826
 Inventory                                                                2,202
 Deferred inventory costs                                                51,457
 Prepaid expenses and other current assets                                2,957
                                                                      ---------
   Total current assets                                                  59,442
Property and equipment, net                                               1,817
Other noncurrent assets                                                     408
                                                                      ---------

  Total assets                                                        $  61,667
                                                                      =========

    LIABILITIES, CONVERTIBLE PREFERRED STOCK AND
                STOCKHOLDERS' DEFICIT
Accounts payable                                                      $  10,912
Deferred revenue                                                         70,549
Provision for loss contract                                              13,440
Convertible notes                                                         7,797
Accrued expenses                                                          5,286
Other current liabilities                                                 2,721
                                                                      ---------
   Total current liabilities                                            110,705
Warrant liabilities                                                      15,565
                                                                      ---------
   Total liabilities                                                    126,270
Convertible preferred stock                                             225,222
Stockholders' deficit:
 Common stock                                                                19
 Additional paid-in-capital                                              19,504
 Accumulated other comprehensive loss                                    (1,518)
 Accumulated deficit                                                   (307,830)
                                                                      ---------
   Total stockholders' deficit                                         (289,825)
                                                                      ---------

    Total liabilities, convertible preferred stock
    and stockholders' deficit                                         $  61,667
                                                                      =========






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



                                IPWIRELESS, INC.
        UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)

                                                          FOR THE THREE MONTHS
                                                                 ENDED
                                                        -----------------------
                                                               MARCH 31,
                                                          2007           2006
                                                        --------       --------
Revenues:
  Products                                              $  2,084       $    735
  Services                                                   718            935
                                                        --------       --------
   Total revenues                                          2,802          1,670
Cost of revenues:
  Products                                                 2,629          1,862
  Services                                                  --              733
  Loss on customer contract                                9,265           --
                                                        --------       --------
   Total cost of revenues                                 11,894          2,595
                                                        --------       --------
     Gross margin                                         (9,092)          (925)
Operating expenses:
  Engineering, research and development                    4,688          5,971
  General and administrative                               1,284          2,038
  Sales and marketing                                      1,619          3,235
                                                        --------       --------
     Total operating expenses                              7,591         11,244
                                                        --------       --------

     Loss from operations                                (16,683)       (12,169)
Total other income (expense), net                            110           (369)
                                                        --------       --------
Loss before provision for income taxes                   (16,573)       (12,538)
   Income tax provision                                       (2)          --
                                                        --------       --------
      Net loss                                           (16,575)       (12,538)
Dividend on Series C-1 preferred stock                      (133)          (133)
                                                        --------       --------

      Net loss attributable to holders of
       common stock                                     $(16,708)      $(12,671)
                                                        ========       ========











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



                                IPWIRELESS, INC.
        UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                          FOR THE THREE MONTHS
                                                                 ENDED
                                                         ----------------------
                                                                MARCH 31,
                                                           2007          2006
                                                         --------      --------
OPERATING ACTIVITIES
Net loss                                                 $(16,575)     $(12,538)
Adjustments to reconcile net loss to net
  cash used in operating activities:
  Depreciation and amortization                               368         1,173
  Non-cash share based compensation                           121           116
  Loss on customer contract                                 9,265          --
  Changes in operating assets and liabilities:
  Accounts receivable                                          44           (34)
  Inventories                                                 760          (595)
  Deferred inventory costs                                 (5,884)      (10,787)
  Prepaid expenses and other current
   assets                                                    (822)          227
  Accounts payable                                          1,053         2,682
  Accrued liabilities                                        (286)       (1,575)
  Deferred revenue                                          5,307         4,006
                                                         --------      --------
     Net cash used in operating activities                 (6,649)      (17,325)
                                                         --------      --------

INVESTING ACTIVITIES
Purchases of property and equipment                          (612)         (367)
                                                         --------      --------
   Cash used in investing activities                         (612)         (367)
                                                         --------      --------

FINANCING ACTIVITIES
Net payments on line of credit facility                      (345)         (964)
Proceeds from issuance of preferred
 stock, net of costs to issue                                --           7,948
Proceeds from issuance of common stock                       --               3
                                                         --------      --------
   Net cash provided by (used in)
  financing activities                                       (345)        6,987
Effect of foreign currency exchange rate
  changes on cash                                            (123)        2,217
                                                         --------      --------
   Net decrease in cash and cash
  equivalents                                              (7,729)       (8,488)
Cash and cash equivalents at beginning of
period                                                     10,555        19,395
                                                         --------      --------
Cash and cash equivalents at end of period               $  2,826      $ 10,907
                                                         ========      ========


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